PAXTON ENERGY, INC.

                            SECURED CONVERTIBLE NOTE
                               PURCHASE AGREEMENT

         This Secured Convertible Note Purchase Agreement (the "Agreement") is made as of the February 1, 2006 by and between Paxton Energy, Inc., a Nevada corporation (the "Company") and each of the purchasers listed on Exhibit A attached to this Agreement (each a "Purchaser" and together the "Purchasers").
                                    RECITALS

         In 2005, the Company borrowed $355,250 in the form of demand notes from certain of the Purchasers the proceeds of which were used to fund the purchase of working interests in the Cooke Ranch oil and gas drilling project. The Company desires to borrow up to an additional $500,000 from certain other Purchasers in order to increase its holdings in the Cooke Ranch project. The Company desires to issue and sell, and each Purchaser desires to purchase, a secured convertible promissory note in substantially the form attached to this Agreement as Exhibit B (the "Note") which shall be convertible into equity securities of the Company and which shall contain certain piggyback registration rights on the terms stated therein. As additional consideration for the Purchasers' purchase of the Notes, the Company will pay each Purchaser the loan fee as described below. The Loan Fee, the Notes and the equity securities issuable upon conversion thereof (and the securities issuable upon conversion of such equity securities) are collectively referred to herein as the "Securities."

                                    AGREEMENT

         In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

         1. Purchase and Sale of Notes; Loan Fee.

                  (a) Sale and Issuance of Notes. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to each Purchaser a
Note in the principal amount set forth opposite such Purchaser's name on Exhibit
A. The purchase price of each Note shall be equal to 100% of the principal amount of such Note. The Company's agreements with each of the Purchasers are separate agreements, and the sales of the Notes to each of the Purchasers are separate sales.

                  (b) Loan Fee. The Company shall pay the Purchasers a loan fee equal to one restricted share of the Company's common stock for each $5.00 of principal loaned to the Company pursuant to this Agreement (the "Loan Fee"). The number of restricted shares of each Purchaser's Loan Fee is set forth opposite such Purchaser's name on Exhibit A.

                  (b) Closing; Delivery.

                           (i) The purchase and sale of the Notes shall take
place at the offices of the Company, 1940 Zinfandel Drive, Suite Q, Rancho Cordova, California at 10:00 a.m., on February 1, 2006, or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the "Initial Closing"). In the event there is more than one closing, the term "Closing" shall apply to each such closing, unless otherwise specified herein.

                           (ii) At each Closing, the Company shall deliver to
each Purchaser the Note to be purchased by such Purchaser against (1) payment of the purchase price therefor by check payable to the Company or by wire transfer to a bank designated by the Company or the cancellation of the Purchasers' 2005 demand notes, (2) delivery of counterpart signature pages to this Agreement, the Security Agreement and the Note, and (3) delivery of a validly completed and executed IRS Form W-8 BEN or IRS Form W-9, as applicable, establishing such Purchaser's exemption from withholding tax, which forms are attached to this Agreement as Exhibit C. Upon receipt thereof, the Company shall give its transfer agent, Holladay Stock Transfer Company, irrevocable instructions to issue the restricted shares representing each Purchaser's Loan Fee.

                           (iii) Until the earlier of (A) such time as the
aggregate amount of principal indebtedness evidenced by the Notes equals a total of $855,250, or (B) the date 20 days from the date hereof, the Company may sell additional Notes to such persons or entities as determined by the Company, or to any Purchaser who desires to acquire additional Notes. All such sales shall be made on the terms and conditions set forth in this Agreement. For purposes of this Agreement, and all other agreements contemplated hereby, any additional purchaser so acquiring Notes shall be deemed to be a "Purchaser" for purposes of this Agreement, and any notes and so acquired such additional purchaser shall be deemed to be "Notes" and "Securities" as applicable.

         2. Stock Purchase Agreement. Each Purchaser understands and agrees that the conversion of the Notes into equity securities of the Company will require such Purchaser's execution of certain agreements relating to the purchase and sale of such securities as well as any rights relating to such equity securities.

         3. Security Interest. The indebtedness represented by the Notes shall be secured by all of the assets of the Company in accordance with the provisions of a security agreement among the Company and the Purchasers in the form attached to this Agreement as Exhibit D (the "Security Agreement").

         4. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that:

                  (a) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

                  (b) Authorization. All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution and delivery of this Agreement and the authorization, sale, issuance and delivery of the Notes, the shares of the Company's capital stock issuable on conversion thereof, and the performance of all obligations of the Company hereunder and thereunder has been taken or will be taken prior to the Closing. The Agreement and the Notes, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                  (c) Capitalization. The authorized capital of the Company consists of:

                           (i) 500,000,000 shares of Common Stock, 17,291,316
shares of which are issued and outstanding immediately prior to the Initial

Closing. All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

                           (ii) there are no outstanding options, warrants,
rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

         5. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company that:

                  (a) Authorization. Such Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

                  (b) Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring any of the Securities.

                  (c) Knowledge. The Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.

                  (d) Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

                  (e) Limited Public Market. The Purchaser understands that a limited public trading market now exists for the securities issued by the Company on an auction basis on the pink sheets and that the Company has made no assurances that a substantial public trading market will ever be developed for the Securities.

                  (f) Legends. The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

                           (i) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE
HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

                           (ii) Any legend required by the Blue Sky laws of any
state to the extent such laws are applicable to the shares represented by the certificate so legended.

                  (g) Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

                  (h) Foreign Investors. If a Purchaser is not a United States person (as defined by Rule 902(k) under the Securities Act), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Purchaser's subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of Purchaser's jurisdiction. Such Purchaser also hereby represents that such Purchaser is not a "10-percent shareholder" as defined in Section 871(h) of the Internal Revenue Code of 1986, as amended.

         6. Conditions of the Purchasers' Obligations at Closing. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

                  (a) Representations and Warranties. The representations and warranties of the Company contained in Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

                  (b) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

                  (c) Security Agreement. The Company and the Purchasers shall have executed the Security Agreement.

         7. Conditions of the Company's Obligations at Closing. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

                  (a) Representations and Warranties. The representations and warranties of each Purchaser contained in Section 5 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                  (b) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

                  (c) Delivery of Form W-8 BEN or Form W-9. Each Purchaser shall have completed and delivered to the Company a validly executed IRS Form W-8 BEN or IRS Form W-9, as applicable, establishing such Purchaser's exemption from withholding tax.

         8. Miscellaneous.

                  (a) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  (b) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of law.

                  (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                  (d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  (e) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below or as subsequently modified by written notice.

                  (f) Amendments and Waivers. Any term of this Agreement may only be amended or waived with the written consent of the Company and the holders of at least a majority in interest of the Notes. Any amendment or waiver effected in accordance with this Section 8(g) shall be binding upon each Purchaser and each transferee of the Securities, each future holder of all such Securities, and the Company.

                  (g) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

                  (h) Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

                  (i) Exculpation among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

                  (j) Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

                  (k) Waiver of Conflicts. Each party to this Agreement acknowledges that Terrell W. Smith Attorney at Law, LLC, counsel for the Company, has in the past performed and may continue to perform legal services for certain of the Purchasers in matters unrelated to the transactions described in this Agreement. Accordingly, each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Terrell W. Smith Attorney at Law, LLC's representation of certain of the Purchasers in such unrelated matters and to Terrell W. Smith Attorney at Law, LLC's representation of the Company in connection with this Agreement and the transactions contemplated hereby.

         The parties have executed this Secured Convertible Note Purchase Agreement as of the date first written above.

                                          COMPANY:

                                          PAXTON ENERGY, INC.

                                          By: /s/ Robert Freiheit
                                              Robert Freiheit, President
                                          Address: 1940 Zinfandel Drive, Suite Q
                                                   Rancho Cordova, CA 95670
                                          Facsimile Number: (916) 791-0289

                                          PURCHASERS:

                                          ______________________________________
                                          (Purchaser)
                                          By: __________________________________
                                          Name:_________________________________
                                                           (print)
                                          Title:________________________________



SIGNATURE PAGE TO SECURED CONVERTIBLE NOTE PURCHASE AGREEMENT

         Exhibit A - Schedule of Purchasers

         Exhibit B - Form of Promissory Note

         Exhibit C - Purchaser Withholding Exemptions

         Exhibit D - Form of Security Agreement

                                                                                       EXHIBIT A
                                   SCHEDULE OF PURCHASERS

------------------------------------------------------- ------------------ ---------------------
                   Name and Address of Purchaser        Original Principal  Loan Fee- Number of
                                                          Amount of Note           Shares
------------------------------------------------------- ------------------ ---------------------
Auburn Orthopaedic Medical Group                             $100,000              20,000
Profit Sharing Plan--Robert Henrichsen, Trustee
------------------------------------------------------- ------------------ ---------------------
Auction Specialists, Inc.                                     $25,000               5,000
------------------------------------------------------- ------------------ ---------------------
Fiserv ISS Co. Trustee FOB--H. Robert Freiheit IRA           $109,000              21,800
------------------------------------------------------- ------------------ ---------------------
Freiheit, Alan                                                $25,000               5,000
------------------------------------------------------- ------------------ ---------------------
Freiheit, Chris                                               $25,000               5,000
------------------------------------------------------- ------------------ ---------------------
Henrichsen, Robert, M.D.                                     $100,000              20,000
------------------------------------------------------- ------------------ ---------------------
JES Holdings, LLC                                             $10,000               2,000
------------------------------------------------------- ------------------ ---------------------
Katsanevas, Jim M.                                            $25,000               5,000
------------------------------------------------------- ------------------ ---------------------
Katsanevas, Manuel                                             $5,000               1,000
------------------------------------------------------- ------------------ ---------------------
Kuisti, Jeff                                                  $20,000               4,000
------------------------------------------------------- ------------------ ---------------------
Landa, Howard S.                                              $35,000               7,000
------------------------------------------------------- ------------------ ---------------------
LKY Real Estate, LLC                                          $25,000               5,000
------------------------------------------------------- ------------------ ---------------------
Manz, Thomas, J.                                             $125,000              25,000
------------------------------------------------------- ------------------ ---------------------
McCelland, Kenneth J.                                         $30,000               6,000
------------------------------------------------------- ------------------ ---------------------
Pamplona, Inc.                                                $10,000               2,000
------------------------------------------------------- ------------------ ---------------------
RGH, Inc. Profit Sharing Plan--Richard Hoch, Trustee          $25,000               5,000
------------------------------------------------------- ------------------ ---------------------
Shaver, David W.                                              $25,000               5,000
------------------------------------------------------- ------------------ ---------------------
Tanye Capital                                                 $75,000              15,000
------------------------------------------------------- ------------------ ---------------------
TATS, a Limited Liability Company                             $20,000               4,000
------------------------------------------------------- ------------------ ---------------------
Gregory T. Young                                              $90,000              18,000
------------------------------------------------------- ------------------ ---------------------
Zimmer, Doris and Steven D.                                   $15,000               3,000
------------------------------------------------------- ------------------ ---------------------
TOTAL                                                        $919,000             183,800 shares
------------------------------------------------------- ------------------ ---------------------

                                                                       EXHIBIT B

                   FORM OF SECURED CONVERTIBLE PROMISSORY NOTE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                       SECURED CONVERTIBLE PROMISSORY NOTE


$ ____________________                                          February 1, 2006
                                                      Rancho Cordova, California


         For value received, Paxton Energy, Inc., a Nevada corporation (the "Company"), promises to pay to ____________ the "Holder"), the principal sum of ___________________ Dollars ($_________). Interest shall accrue from the date of this Note on the unpaid principal amount at a rate equal to 9 % per annum, compounded annually. This Note is one of a series of Secured Convertible Promissory Notes containing substantially identical terms and conditions issued pursuant to that certain Secured Convertible Promissory Note Purchase Agreement dated as of February 1, 2006 (the "Purchase Agreement"). Such Notes are referred to herein as the "Notes," and the holders thereof are referred to herein as the "Holders." This Note is subject to the following terms and conditions.

         1. Maturity. Unless converted as provided in Section 2, this Note will automatically mature and be due and payable on February 2, 2008 (the "Maturity Date"). Subject to Section 2 below, interest shall accrue on this Note and accrued interest shall be due and payable on a quarterly basis with the first payment of accrued interest due on May 1, 2006. Notwithstanding the foregoing, the entire unpaid principal sum of this Note, together with accrued and unpaid interest thereon, shall become immediately due and payable upon the insolvency of the Company, the commission of any act of bankruptcy by the Company, the execution by the Company of a general assignment for the benefit of creditors, the filing by or against the Company of a petition in bankruptcy or any petition for relief under the federal bankruptcy act or the continuation of such petition without dismissal for a period of ninety (90) days or more, or the appointment of a receiver or trustee to take possession of the property or assets of the Company.

         2. Conversion.

                  (a) Conversion by the Company. The entire principal amount of this Note shall be converted into shares of the Company's equity securities (the "Equity Securities") issued and sold at the close of the Company's next equity financing in a single transaction or a series of related transactions yielding gross proceeds to the Company of at least $2,000,000 in the aggregate (excluding the conversion of the Notes) (the "Next Equity Financing"), provided that the Next Equity Financing closes on or before September 30, 2006. The number of shares of Equity Securities to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) the entire principal amount of this Note by (ii) 0.35, rounded up to the nearest whole share.

                  (b) Conversion by Holder. The entire principal amount of this Note may be converted into shares of Equity Securities by election of Holder at any time during the term of this Note. The number of shares of Equity Securities to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) the entire principal amount of this Note by (ii) 0.35, rounded up to the nearest whole share.

                  (c) Mechanics and Effect of Conversion. Upon conversion of this Note pursuant to this Section 2, the Holder shall surrender this Note, duly endorsed, at the principal offices of the Company or any transfer agent of the Company. At its expense, the Company will, as soon as practicable thereafter, issue and deliver to such Holder, at such principal office, a certificate or certificates for the number of shares to which such Holder is entitled upon such conversion, together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any accrued interest due. Upon conversion of this Note, the Company will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount being converted including without limitation the obligation to pay such portion of the principal amount and accrued interest.

                  (d) Payment of Interest. Upon conversion of the principal amount of this Note into the Company's Equity Securities, any interest accrued on this Note shall be immediately paid to the Holder.

         3. Piggy-Back Registration Rights. If the Company proposes to file a Registration Statement with the United States Securities and Exchange Commission respecting the registration for resale of any shares of any class of its equity securities for its own account or for the account of other holders of securities of the Company, the Company shall give prompt written notice to all the Holders at least 30 Business Days prior to the initial filing of the registration statement relating to such registration (the "Registration Statement"). Each such Holder shall have the right, within 10 Business Days after delivery of such notice, to request in writing that the Company includes all or a portion of the Equity Securities issued upon conversion of this Note in such Registration Statement ("Piggy-back Registration Rights"). The Company shall include in such registration all of the Equity Securities that a Holder has requested be included. Each Holder shall furnish to the Company in writing such information and affidavits regarding the Holder, the securities of the Company held by the Holder and the intended method of disposition of such securities as the Company may reasonably require in connection with and in order to effect the registration of Holder's Equity Securities.

         4. Payment; Prepayment. All payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal.

         5. Transfer; Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Notwithstanding the foregoing, the Holder may not assign, pledge, or otherwise transfer this Note without the prior written consent of the Company. Subject to the preceding sentence, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, a new note for the same principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of this Note.

         6. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of law.

         7. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or

48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below or as subsequently modified by written notice.

         8. Amendments and Waivers. Any term of this Note may be amended only with the written consent of the Company and at least a majority in interest of the Holders. Any amendment or waiver effected in accordance with this Section 8 shall be binding upon the Company, each Holder and each transferee of any Note.

         9. Stockholders, Officers and Directors Not Liable. In no event shall any stockholder, officer or director of the Company be liable for any amounts due or payable pursuant to this Note.

         10. Security Interest. This Note is secured by all of the assets of the Company in accordance with a separate security agreement (the "Security Agreement") of even date herewith between the Company and the Holder. In case of an Event of Default (as defined in the Security Agreement), the Holder shall have the rights set forth in the Security Agreement.

         11. Counterparts. This Note may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will constitute a single agreement.

         12. Action to Collect on Note. If action is instituted to collect on this Note, the Company promises to pay all costs and expenses, including reasonable attorney's fees, incurred in connection with such action.

         13. Loss of Note. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and indemnity satisfactory to the Company (in case of loss, theft or destruction) or surrender and cancellation of such Note (in the case of mutilation), the Company will make and deliver in lieu of such Note a new Note of like tenor.

                                           COMPANY:

                                           PAXTON ENERGY, INC.

                                           By: _________________________________
                                               Robert Freiheit, President
                                           Address:1940 Zinfandel Drive, Suite Q
                                                   Rancho Cordova, CA 95670
                                           Facsimile:(916) 791-0289

                                           AGREED TO AND ACCEPTED:

                                           By:__________________________________
                                           Name:________________________________
                                                            (print)
                                           Title:_______________________________

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                                                                       EXHIBIT C

                        PURCHASER WITHHOLDING EXEMPTIONS

                                                                       EXHIBIT D

                           FORM OF SECURITY AGREEMENT

                               PAXTON ENERGY, INC.

                               SECURITY AGREEMENT

         This Security Agreement (the "Agreement") is made as of February 1, 2006, by and between Paxton Energy, Inc., a Nevada corporation (the "Debtor"), in favor of each of the secured parties listed on Exhibit A attached to this Agreement (each a "Secured Party" and together the "Secured Parties").

                                    RECITALS

         The Debtor and each of the Secured Parties are parties to a Secured Convertible Note Purchase Agreement of even date with this Agreement (the "Purchase Agreement") pursuant to which the Secured Parties shall purchase the Notes (as defined in the Purchase Agreement) from the Debtor. The parties intend that the Debtor's obligations to repay the Notes be secured by all of the assets of the Debtor.

                                    AGREEMENT

         In consideration of the purchase of the Notes by the Secured Parties and for other good and valuable consideration, the Debtor hereby agrees with the Secured Parties as follows:

         1. Grant of Security Interest.

                  (a) To secure the Debtor's full and timely performance of all of the Debtor's obligations and liabilities to the Secured Parties pursuant to the Notes (including, without limitation, Debtor's obligations to convert the Notes into shares of the Company's equity securities and to timely pay the principal amount of, and interest on, the Notes and any other amounts payable with respect to the Note) (the "Obligations"), the Debtor hereby grants to the Secured Parties as a whole, and to each individual Secured Party the undivided percentage interest in the Collateral that is set forth opposite such Secured Party's name on Exhibit A (the "Participating Interest"), a continuing lien on and security interest (the "Security Interest") in, all of the Debtor's right, title and interest in and to its personal property and assets (both tangible and intangible), including, without limitation, the following, whether now owned or hereafter acquired and wherever located: (a) all Receivables; (b) all Equipment;
(c) all Fixtures; (d) all General Intangibles; (e) all Inventory; (f) all Investment Property; (g) all Deposit Accounts; (h) all Cash; (i) all Oil and Gas Interests; (j) all other Goods of the Debtor; and (k) all Proceeds of each of the foregoing and all accessions to, and replacements for, each of the foregoing (collectively, the "Collateral"). The Security Interest shall be a first and prior interest in all of the Collateral.

                  (b) The following terms shall have the following meanings for purposes of this Agreement:

                  "Account" means any "account," as such term is defined in the UCC (as defined below), now owned or hereafter acquired by Debtor or in which Debtor now holds or hereafter acquires any interest and, in any event, shall include, without limitation, all accounts receivable, book debts, rights to payment and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to Debtor whether or not arising

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out of goods or software sold or services rendered by Debtor or from any other transaction, whether or not the same involves the sale of goods or services by Debtor and all of Debtor's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of Debtor's rights to any goods represented by any of the foregoing, and all monies due or to become due to Debtor under all purchase orders and contracts for the sale of goods or the performance of services or both by Debtor or in connection with any other transaction (whether or not yet earned by performance on the part of Debtor), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

                  "Cash" means all cash, money, currency, and liquid funds, wherever held, in which Debtor now or hereafter acquires any right, title, or interest.

                  "Chattel Paper" means any "chattel paper," as such term is defined in the UCC, now owned or hereafter acquired by Debtor or in which Debtor now holds or hereafter acquires any interest.

                  "Deposit Accounts" means any "deposit accounts," as such term is defined in the UCC, and includes any checking account, savings account, or certificate of deposit, now owned or hereafter acquired by Debtor or in which Debtor now holds or hereafter acquires any interest.

                  "Documents" means any "documents," as such term is defined in the UCC, now owned or hereafter acquired by Debtor or in which Debtor now holds or hereafter acquires any interest.

                  "Equipment" means any "equipment," as such term is defined in the UCC, now owned or hereafter acquired by Debtor or in which Debtor now holds or hereafter acquires any interest and any and all additions, upgrades, substitutions and replacements of any of the foregoing, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto, now owned or hereafter acquired by Debtor or in which Debtor now holds or hereafter acquires interest.

                  "Fixtures" means any "fixtures," as such term is defined in the UCC, together with all right, title and interest of Debtor in and to all extensions, improvements, betterments, accessions, renewals, substitutes, and replacements of, and all additions and appurtenances to any of the foregoing property, and all conversions of the security constituted thereby, immediately upon any acquisition or release thereof or any such conversion, as the case may be, now owned or hereafter acquired by Debtor or in which Debtor now holds or hereafter acquires any interest.

                  "General Intangibles" means any "general intangibles," as such term is defined in the UCC, now owned or hereafter acquired by Debtor or in which Debtor now holds or hereafter acquires any interest and, in any event, shall include, without limitation, all right, title and interest that Debtor may now or hereafter have in or under any contracts, rights to payment, payment intangibles, confidential information, interests in partnerships, limited liability companies, corporations, joint ventures and other business associations, permits, goodwill, claims in or under insurance policies, including unearned premiums and premium adjustments, uncertificated securities, deposit, checking and other bank accounts, but shall not include any Intellectual Property.

                  "Goods" means any "goods," as such term is defined in the UCC, now owned or hereafter acquired by Debtor or in which Debtor now holds or hereafter acquires any interest.

                  "Instruments" means any "instrument," as such term is defined in the UCC, now owned or hereafter acquired by Debtor or in which Debtor now holds or hereafter acquires any interest.

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                  "Inventory" means any "inventory," as such term is defined in the UCC, now owned or hereafter acquired by Debtor or in which Debtor now holds or hereafter acquires any interest, and, in any event, shall include, without limitation, all inventory, goods and other personal property that are held by or on behalf of Debtor for sale or lease or are furnished or are to be furnished under a contract of service or that constitute raw materials, work in process or materials used or consumed or to be used or consumed in Debtor's business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods, whether or not the same is in transit or in the constructive, actual or exclusive possession of Debtor or is held by others for Debtor's account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all such property that may be in the possession or custody of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other Persons.

                  "Investment Property" means any "investment property," as such term is defined in the UCC, and includes certificated securities, uncertificated securities, money market funds and U.S. Treasury bills or notes, now owned or hereafter acquired by Debtor or in which Debtor now holds or hereafter acquires any interest.

                  "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and the filing of any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable law of any jurisdiction.

                  "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

                  "Proceeds" means "proceeds," as such term is defined in the UCC and, in any event, shall include, without limitation, (a) any and all Accounts, Chattel Paper, Instruments, cash or other forms of money or currency or other proceeds payable to Debtor from time to time in respect of the Collateral, (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Debtor from time to time with respect to any of the Collateral, (c) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (d) the proceeds, damages, or recovery based on any claim of Debtor against third parties (i) for past, present or future infringement of any copyright, patent or patent license or (ii) for past, present or future infringement or dilution of any trademark or trademark license or for injury to the goodwill associated with any trademark, trademark registration or trademark licensed under any trademark license and (e) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Oil and Gas Interests" means all of Debtor's leasehold interests, working interests or any other interest of any nature in oil and gas properties or exploration ventures, including all income and proceeds and rights to income and proceeds therefrom.

                  "Receivables" means all of Debtor's Accounts, Instruments, Documents, Chattel Paper, Supporting Obligations, and letters of credit and Letter of Credit Rights.

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                  "Supporting Obligations" means any "supporting obligations,"
as such term is defined in the UCC, now owned or hereafter acquired by Debtor or in which Debtor now holds or hereafter acquires any interest.

                  "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Nevada; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Secured Party's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Nevada, the term "UCC" shall mean the Uniform Commercial Code as enacted and in effect, from time to time, in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions. Unless otherwise defined herein, terms that are defined in the UCC and used herein shall have the meanings given to them in the UCC.

         2. Representations and Warranties. The Debtor hereby represents and warrants to the Secured Party that:

                  (a) Ownership of Collateral. Except for the Security Interest granted to the Secured Parties pursuant to this Agreement, the Debtor has rights in or the power to transfer the Collateral free and clear of any adverse lien, security interest or encumbrance except as created by this Security Interest. No financing statements covering any Collateral or any proceeds thereof are on file in any public office (other than filings listing Secured Parties as the secured party).

                  (b) Valid Security Interest. The Security Interest granted pursuant to this Agreement will constitute a valid and continuing perfected security interest in favor of the Secured Parties in the Collateral for which perfection is governed by the UCC. Such Security Interest will be prior to all other liens on the Collateral.

                  (c) Organization and Good Standing. The Debtor has been duly incorporated, and is validly existing and in good standing, under the laws of the State of Nevada and has a Nevada corporate identification number of C1739-2004.

                  (d) Location, State of Incorporation and Name of Debtor. Debtor's chief executive office is located in 1940 Zinfandel Drive, Suite Q, Rancho Cordova, CA 95670. Debtor's state of incorporation is Nevada and the exact legal name of the organization is as set forth in the first paragraph of this Agreement.

         3. Rights and Obligations of Secured Parties.

                  (a) Ratable Sharing of Collateral. Each Secured Party acknowledges and it is the intent of the Secured Parties that the Security Interest granted by Debtor is evidenced by a single Security Agreement and each Secured Party hereby agrees (and each Secured Party hereby irrevocably advises and instructs Debtor to recognize) that each Secured Party shall participate in the percentage of the total amount of any Collateral and proceeds of the Collateral calculated by multiplying the Debtor's total Obligations by each Secured Party's Participating Interest in the Collateral as set forth on Exhibit A.

                  (b) Event of Default. If an Event of Default shall have occurred and is continuing, those Secured Parties, who are not officers or directors of the Company, holding a majority of the Participating Interests in the Collateral shall notify Howard S. Landa (the "Secured Party Representative") of such default and direct the Secured Party Representative with the course of action to take in enforcing the Secured Parties' rights and remedies under this

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Agreement against the Debtor and Collateral including foreclosing on the
Collateral if necessary. In the event of foreclosure on the Collateral, if the Collateral is not purchased by a third party at a trustees sale or otherwise as provided under the UCC, the Secured Party Representative shall cause title to vest in the names of each Secured Party, as tenants in common, with undivided interests in the Collateral in accordance with its Participating Interest. The Secured Parties may also direct Secured Party Representative to exercise any further rights or remedies under this Agreement, the Purchase Agreement, or Notes; provided, however, that any interest in or amounts recorded with respect to the Collateral shall be vested in the names of each Secured Party in accordance herewith. Any proceeds received from any such foreclosure, remedial action, redemption or receivership proceeding related to the Collateral shall be shared between the Secured Parties pari passu in a manner proportionate to their undivided interest in the Collateral at the time of determination.

                  (c) Secured Party Representative Fees. In the event that the Secured Party Representative is required to take any action on behalf of the Secured Parties in enforcing the Secured Parties' rights and remedies under this Agreement, the Secured Parties shall pay the Secured Party Representative a fee of 2% of all amounts collected by the Secured Party Representative (the "Representative Fee"). The Representative Fee shall be in addition to all third party fees and costs, including attorney fees and costs, incurred by Secured Party Representative in connection with the exercise of such remedies.

                  (d) Actions by Secured Parties; Settlement of Claims. All actions by Secured Parties or decisions effecting the rights of the Secured Parties including any settlement of claims the Secured Parties may have against Debtor shall only be effected by those Secured Parties, who are not officers or directors of the Company, holding a majority of the Participating Interest in the Collateral.

         4. Covenants. The Debtor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until the Obligations are paid in full:

                  (a) Other Liens. Except for the Security Interest, the Debtor has rights in or the power to transfer the Collateral and its title and will be able to do so hereafter free from any adverse lien, security interest or encumbrance (other than purchase money security interests that will be discharged upon Debtor's payment of the purchase price for the applicable property), and the Debtor will defend the Collateral against the claims and demands of all persons at any time claiming the same or any interest therein.

                  (b) Further Documentation. At any time and from time to time, upon the written request of a Secured Party, and at the sole expense of the Debtor, the Debtor will promptly and duly authenticate and deliver such further instruments and documents and take such further action as the Secured Party may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted (with the exception of filing any financing or continuation statements under the UCC in effect with respect to the Liens created hereby, which shall be the responsibility of the Secured Parties), including, without limitation, filing any financing or continuation statements under the UCC in effect with respect to the Liens created hereby, obtaining acknowledgment (as reasonably acceptable to the Secured Party) of any bailee having possession of any Collateral that it holds the Collateral for the benefit of the Secured Party, and obtaining control of any Investment Property, Deposit Accounts, or Oil and Gas Interests. The Debtor also hereby authorizes the Secured Parties file any such financing or continuation statement without the authentication of the Debtor to the extent

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permitted by applicable law, and to describe the collateral covered by any such statements as "all assets of the Debtor," "all personal property of the Debtor" or words of similar effect. A reproduction of this Agreement shall be sufficient as a financing statement (or as an exhibit to a financing statement on form UCC-1) for filing by the Secured Parties any jurisdiction.

                  (c) Indemnification. The Debtor agrees to defend, indemnify and hold harmless the Secured Parties against any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) ("Liabilities"): (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any law, rule, regulation or order of any governmental authority applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Agreement. However, Debtor shall have no obligation hereunder to indemnify or hold harmless the Secured Parties for any Liabilities that have arisen as a result of the Secured Parties' willful misconduct or gross negligence.

                  (d) Maintenance of Records. The Debtor will keep and maintain at its own expense complete and satisfactory records of the Collateral.

                  (e) Inspection Rights. The Secured Parties shall have full access during normal business hours, and upon reasonable prior notice, to all the books, correspondence and other records of the Debtor relating to the Collateral. The Secured Parties or their representatives may examine such records and make photocopies or otherwise take extracts from such records. The Debtor agrees to render to the Secured Parties, at the Debtor's expense, such clerical and other assistance as may be reasonably requested with regard to the exercise of its rights pursuant to this paragraph.

                  (f) Compliance with Laws, etc. The Debtor will comply in all material respects with all laws, rules, regulations and orders of any governmental authority applicable to any part of the Collateral or to the operation of the Debtor's business; provided, however, that the Debtor may contest any such law, rule, regulation or order in any reasonable manner which does not, in the reasonable opinion of the Debtor, adversely affect the Secured Parties' rights or the priority of its liens on the Collateral.

                  (g) Payment of Obligations. The Debtor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or with respect to any its income or profits derived from the Collateral, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity of such charge is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest in the Collateral and (iii) such charge is adequately reserved against on the Debtor's books in accordance with generally accepted accounting principles.

                  (h) Limitation on Liens on Collateral. The Debtor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any lien or claim on or to the Collateral, other than the Security Interest, and will defend the right, title and interest of the Secured Parties in and to any of the Collateral against the claims and demands of all other persons.

                  (i) Limitations on Dispositions of Collateral. The Debtor will not sell, transfer, lease, or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so.

                  (j) Further Identification of Collateral. The Debtor will furnish to the Secured Parties from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Parties may reasonably request,

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all in reasonable detail. If Debtor shall obtain rights to any new Collateral, the provisions of this Agreement shall automatically apply thereto. Debtor shall give prompt notice in writing to Secured Parties with respect to any such new Collateral.

                  (k) Notice of Change of State of Incorporation. The Debtor will provide written notice to the Secured Parties at least 30 days prior to a change of the Debtor's state of incorporation. The Debtor will provide written notice to the Secured Parties at least 30 days prior to a change in the location of its chief executive office.

                  (l) No Merger. The Debtor will not merge or consolidate into or transfer any of the Collateral to any other Person without the prior written consent of the Secured Parties.

                  (m) Change of Debtor's Name. The Debtor will provide written notice to the Secured Parties at least 20 days prior to a change in the Debtor's name.

         5. Event of Default; Secured Party's Appointment as Attorney-in-Fact.

                  (a) Event of Default. For purposes of this Agreement, the occurrence of any one of the following events (each, an "Event of Default") shall constitute a default hereunder and under the Note:

                           (i) The Debtor's failure to pay or discharge the
Obligations in full in accordance with the terms of the Note;

                           (ii) A material breach of a representation or
warranty made by the Debtor under the Purchase Agreement as of the date thereof;

                           (iii) The insolvency of the Debtor, the commission of
any act of bankruptcy by the Debtor, the execution by the Debtor of a general assignment for the benefit of creditors, the filing by or against the Debtor of a petition in bankruptcy or any petition for relief under the federal bankruptcy act or the continuation of such petition without dismissal for a period of ninety (90) days or more, or the appointment of a receiver or trustee to take possession of the property or assets of the Debtor; or

                           (iv) If any amendment to or termination of a
financing statement naming the Debtor as debtor and the Secured Parties as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by any party other than the Secured Parties or their counsel, without the prior written consent of the Secured Parties.

                  (b) Powers. The Debtor hereby appoints the Secured Parties and any officer or agent of the Secured Parties, with full power of substitution, as its attorney-in-fact with full irrevocable power and authority in the place of the Debtor and in the name of the Debtor or its own name, from time to time in the Secured Parties' discretion so long as an Event of Default has occurred and is continuing, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to authenticate any instrument which may be necessary or desirable to accomplish the purposes of this Agreement. Without limiting the foregoing, so long as an Event of Default has occurred and is continuing, the Secured Parties shall have the right, without notice to, or the consent of, the Debtor, to do any of the following on the Debtor's behalf:

                           (i) to pay or discharge any taxes or liens levied or
placed on or threatened against the Collateral;

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                           (ii) to direct any party liable for any payment under
any of the Collateral to make payment of any and all amounts due or to become due thereunder directly to the Secured Parties or as the Secured Parties directs;

                           (iii) to ask for or demand, collect, and receive
payment of and receipt for, any payments due or to become due at any time in respect of or arising out of any Collateral;

                           (iv) to commence and prosecute any suits, actions or
proceedings at law or in equity in any court of competent jurisdiction to enforce any right in respect of any Collateral;

                           (v) to defend any suit, action or proceeding brought
against the Debtor with respect to any Collateral;

                           (vi) to settle, compromise or adjust any suit, action
or proceeding described in subsection (v) above and to give such discharges or releases in connection therewith as the Secured Parties may deem appropriate;

                           (vii) to assign any patent right included in the
Collateral of Debtor (along with the goodwill of the business to which any such patent right pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Parties shall in its sole discretion determine; and

                           (viii) generally, to sell, transfer, pledge and make
any agreement with respect to or otherwise deal with any of the Collateral and to take, at the Secured Parties' option and the Debtor's expense, any actions which the Secured Parties deem necessary to protect, preserve or realize upon the Collateral and the Secured Parties' liens on the Collateral and to carry out the intent of this Agreement, in each case to the same extent as if the Secured Parties were the absolute owner of the Collateral for all purposes.

The Debtor hereby ratifies whatever actions the Secured Parties shall lawfully do or cause to be done in accordance with this Section 5. This power of attorney shall be a power coupled with an interest and shall be irrevocable.

                  (c) No Duty on Secured Parties' Part. The powers conferred on the Secured Parties by this Section 5 are solely to protect the Secured Parties' interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Parties shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Secured Parties nor any of their officers, directors, employees or agents shall, in the absence of willful misconduct or gross negligence, be responsible to the Debtor for any act or failure to act pursuant to this Section 5.

         6. Performance by Secured Parties Debtor's Obligations. If the Debtor fails to perform or comply with any of its agreements or covenants contained in this Agreement and the Secured Parties perform or comply, or otherwise cause performance or compliance, with such agreement or covenant in accordance with the terms of this Agreement, then the reasonable expenses of the Secured Parties incurred in connection with such performance or compliance shall be payable by the Debtor to the Secured Parties on demand and shall constitute Obligations secured by this Agreement.

         7. Remedies. If an Event of Default has occurred and is continuing, the Secured Parties may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement relating to the Obligations, all rights and remedies of a secured party under

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the UCC. Without limiting the foregoing, the Secured Parties, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law) to or upon the Debtor or any other person (all of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances collect, receive, appropriate and realize upon any or all of the Collateral, and/or may sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver any or all of the Collateral (or contract to do any of the foregoing), in one or more parcels at a public or private sale or sales, at any exchange, broker's board or office of any Secured Party or elsewhere upon such terms and conditions as the Secured Parties may deem advisable, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Parties shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase all or any part of the Collateral so sold, free of any right or equity of redemption in the Debtor, which right or equity is hereby waived or released. To the extent permitted by applicable law, the Debtor waives all claims, damages and demands it may acquire against the Secured Parties arising out of the exercise by the Secured Parties of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least five (5) days before such sale or other disposition. The Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Secured Parties to collect such deficiency.

         8. Private Sale and Compliance with Law.

                  (a) Secured Parties shall not incur any liability as a result of the sale of Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner. Debtor hereby waives any claim against Secured Parties arising by reason of the fact that the price at which Collateral may have been sold at such a private sale conducted in a commercially reasonable manner was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Secured Parties accept the first offer received and does not offer Collateral to more than one offeree.

                  (b) Debtor agrees that in any sale of any of the Collateral whenever an event of default hereunder shall have occurred and be continuing, Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and Debtor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Secured Parties be liable or accountable to Debtor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         9. Application of Payments with Respect to the Collateral. In the event of any foreclosure, sale or other disposition of or realization in any manner upon any of the Collateral, all monies or other property collected or received by the Secured Parties or their representatives or counsel with respect to the Collateral, in excess of the amount paid to discharge liens upon the Collateral (if any), shall be distributed by the Secured Parties as follows:

                  (a) First: to the ratable, pari passu payment of any advances made by any of the Secured Parties to satisfy any lien or other claim that may impair the Collateral, ratably according to the total amounts owing to the respective Secured Party as a result of such advances;

                  (b) Second: to the Secured Parties and their representatives and counsel in the amount of, and to apply to, the payment of reasonable costs and expenses incurred by Secured Parties representatives and counsel in connection with the administration and enforcement of the foreclosed upon Collateral, as the case may be, including the reasonable fees and out-of-pocket expenses of counsel employed by the Secured Parties to the extent that such fees, advances, costs and expenses, shall not previously have been paid or reimbursed to the Secured Parties; and

                  (c) Third: to each Secured Party, pari passu, in a manner proportionate to its Participating Interests in the Collateral at the time of determination until all indebtedness and other obligations owed by Debtor under the Notes have been satisfied in full, then any excess amount to Debtor.

         10. Limitation on Duties Regarding Preservation of Collateral. The Secured Parties' sole duty with respect to the custody, safekeeping and preservation of the Collateral, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Secured Parties deal with similar property for their own account. Neither the Secured Parties nor any of their directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtor or otherwise.

         11. Powers Coupled with an Interest. All authorizations and agencies contained in this Agreement with respect to the Collateral are irrevocable and are powers coupled with an interest.

         12. No Waiver; Cumulative Remedies. The Secured Parties shall not by any act (except by a written instrument pursuant to Section 14(f) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Notes or in any breach of any of the terms and conditions of this Agreement. No failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Parties of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy which the Secured Parties would otherwise have on any subsequent occasion. The rights and remedies provided in this Agreement are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         13. Termination of Security Interest. Upon satisfaction of the Debtor's obligations pursuant to the Note, or conversion of the Notes into shares of the Company's equity securities pursuant to the terms of the Notes, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Debtor. Upon any such termination, the Secured Parties shall authenticate and deliver to the Debtor such documents as the Debtor may reasonably request to evidence such termination.

         14. Miscellaneous.

                  (a) Successors and Assigns. The terms and conditions of this Agreement shall be binding upon the Debtor and its successors and assigns, as well as all persons who become bound as a debtor to this Agreement and inure to the benefit of the Secured Parties and their successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  (b) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of law.

                  (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                  (d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  (e) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below or as subsequently modified by written notice.

                  (f) Amendments and Waivers. Any term of this Agreement may be amended with the written consent of the parties or their respective successors and assigns. Any amendment or waiver effected in accordance with this Section 11(f) shall be binding upon the parties and their respective successors and assigns.

                  (g) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

                  (h) Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto concerning such subject matter are expressly canceled.

         The Debtor and Secured Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

                                     DEBTOR:

                                         PAXTON ENERGY, INC.

                                         By: _______________________________
                                             Robert Freiheit, President
                                         Address: 1940 Zinfandel Drive, Suite Q
                                                  Rancho Cordova, CA 95670
                                         Facsimile Number: (916) 791-0289

                                         SECURED PARTIES:

                                         ____________________________________
                                         (Secured Party)

                                         By:_________________________________
                                         Name:_______________________________
                                                          (print)
                                         Title:______________________________


                                                                                               EXHIBIT A
                                              SCHEDULE OF SECURED PARTIES


---------------------------------------------------- --------------------------- ------------------------
             Name and Address of Secured Party        Original Principal Amount   Participating Interest
                                                               of Note              in Collateral in %
---------------------------------------------------- --------------------------- ------------------------
Auburn Orthopaedic Medical Group                               $100,000                    10.88
Profit Sharing Plan--Robert Henrichsen, Trustee
---------------------------------------------------- --------------------------- ------------------------
Auction Specialists, Inc.                                       $25,000                     2.72
---------------------------------------------------- --------------------------- ------------------------
Fiserv ISS Co. Trustee FOB--H. Robert Freiheit IRA             $109,000                    11.86
---------------------------------------------------- --------------------------- ------------------------
Freiheit, Alan                                                  $25,000                     2.72
---------------------------------------------------- --------------------------- ------------------------
Freiheit, Chris                                                 $25,000                     2.72
---------------------------------------------------- --------------------------- ------------------------
Henrichsen, Robert, M.D.                                       $100,000                    10.88
---------------------------------------------------- --------------------------- ------------------------
JES Holdings, LLC                                               $10,000                     1.09
---------------------------------------------------- --------------------------- ------------------------
Katsanevas, Jim M.                                              $25,000                     2.72
---------------------------------------------------- --------------------------- ------------------------
Katsanevas, Manuel                                               $5,000                     0.55
---------------------------------------------------- --------------------------- ------------------------
Kuisti, Jeff                                                    $20,000                     2.18
---------------------------------------------------- --------------------------- ------------------------
Landa, Howard S.                                                $35,000                     3.81
---------------------------------------------------- --------------------------- ------------------------
LKY Real Estate, LLC                                            $25,000                     2.72
---------------------------------------------------- --------------------------- ------------------------
Manz, Thomas, J.                                               $125,000                    13.60
---------------------------------------------------- --------------------------- ------------------------
McCelland, Kenneth J.                                           $30,000                     3.26
---------------------------------------------------- --------------------------- ------------------------
Pamplona, Inc.                                                  $10,000                     1.09
---------------------------------------------------- --------------------------- ------------------------
RGH, Inc. Profit Sharing Plan--Richard Hoch, Trustee            $25,000                     2.72
---------------------------------------------------- --------------------------- ------------------------
Shaver, David W.                                                $25,000                     2.72
---------------------------------------------------- --------------------------- ------------------------
Tanye Capital                                                   $75,000                     8.16
---------------------------------------------------- --------------------------- ------------------------
TATS, LLC                                                       $20,000                     2.18
---------------------------------------------------- --------------------------- ------------------------
Gregory T. Young                                                $90,000                     9.79
---------------------------------------------------- --------------------------- ------------------------
Zimmer, Doris and Steven D.                                     $15,000                     1.63
---------------------------------------------------- --------------------------- ------------------------
TOTAL                                                          $919,000                   100%
---------------------------------------------------- --------------------------- ------------------------